UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): September 24, 2004

                          MAXUS TECHNOLOGY CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           DELAWARE                     000-26337                 82-0514605
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
incorporation or organization)                               Identification No.)

--------------------------------------------------------------------------------
                  18300 Sutter Blvd.
                Morgan Hill, California                             95037
       (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (408) 782-2005


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                                        As Filed with the SEC on October 5, 2004

                 Section 5--Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

         Effective September 24, 2004, David Smith, the registrant's Chief Executive Officer and member of its Board of Directors, resigned from all positions with the registrant. Mr. Smith's resignation was for personal reasons and not the result of any disagreement with the registrant over a matter relating to the registrant's operations, policies, or practices.

         Effective October 5, 2004, the registrant's Board of Directors elected Patrick Mulvey to the Board and also appointed him as Chief Executive Officer. Mr. Mulvey has over 20 years of senior level experience with companies such as Federal Express, General Electric and Cablevision Systems.

                  Section 9--Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

         Exhibits. The following Exhibits have been filed as a part of this Current Report:

        Exhibit
        Number              Description of Exhibit
        ------              ----------------------
         99.1               Press Release dated October 5, 2004.























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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MAXUS TECHNOLOGY CORPORATION



                                               /s/ James Ross
                                             -----------------------------------
                                             James Ross, Chief Executive Officer


DATED:  October 5, 2004


















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                                  EXHIBIT INDEX

        Exhibit
        Number              Description of Exhibit
        ------              ----------------------
         99.1               Press Release dated October 5, 2004.